                                             ROCHESTER FUND MUNICIPALS
                                     Class A Share Certificate (8-1/2" x 11")

I.   FACE OF CERTIFICATE                (All  text  and  other  matter  lies  within  8-1/4" x  10-3/4"  decorative
     -------------------
                                        border, 5/16" wide)

                           (upper left corner box with heading: NUMBER [of shares])

                           (upper right corner)  share certificate no.

                           (upper right box with heading: CLASS A SHARES below cert. no.)

                           (centered below boxes)

                                             ROCHESTER FUND MUNICIPALS
                                          A MASSACHUSETTS BUSINESS TRUST

(at left)                           THIS IS TO CERTIFY THAT                             (at  right)  SEE   REVERSE  FOR
                                                                                        CERTAIN DEFINITIONS

                                                                                (box with number)
                                                                                CUSIP _____________
(at left)  is the owner of

                               (centered) FULLY PAID CLASS A SHARES OF BENEFICIAL INTEREST OF
                                                 ROCHESTER FUND MUNICIPALS

         (hereinafter  called  the  "Fund"),  transferable  only on the books of the Fund by the  holder  hereof in person or by duly  authorized  attorney,  upon  surrender  of this  certificate  properly  endorsed.  This certificate  and the  shares  represented  hereby  are  issued  and  shall be held  subject  to all of the provisions  of the  Declaration  of Trust of the Fund to all of which  the  holder  by  acceptance  hereof assents.  This certificate is not valid until countersigned by the Transfer Agent.

         WITNESS the facsimile seal of the Fund and the signatures of its duly authorized officers.

         (signature at left of seal)                 Dated:                     (signature at right of seal)

         /s/ Brian W. Wixted                                                    /s/ Robert J. Zack
         TREASURER                                                              SECRETARY

                                               (centered at bottom)
                                          1-1/2" diameter facsimile seal
                                                    with legend

                                             ROCHESTER FUND MUNICIPALS
                                                       SEAL
                                                       1992
                                           COMMONWEALTH OF MASSACHUSETTS

(at lower right, printed vertically)                          Countersigned
                                                     OPPENHEIMER SHAREHOLDER SERVICES
                                                     (A DIVISION OF OPPENHEIMERFUNDS, Inc.)
                                                     Denver (CO)                Transfer Agent

                                                     By ____________________________
                                                           Authorized Signature

II.      BACK OF CERTIFICATE (text reads from top to bottom of 11" dimension)
         -------------------

         The  following  abbreviations,  when used in the  inscription  on the face of this  certificate,  shall be construed as though they were written out in full according to applicable laws or regulations.

UNIF GIFT/TRANSFER MIN ACT - __________________  Custodian _______________
                                                     (Cust)                             (Minor)

                                             UNDER UGMA/UTMA  ___________________
                                                                                        (State)

Additional abbreviations may also be used though not in the above list.

For Value Received_____________________hereby sell(s), assign(s), and transfer(s) unto

PLEASE INSERT SOCIAL SECURITY OR
OTHER IDENTIFYING NUMBER OF ASSIGNEE
AND PROVIDE CERTIFICATION BY TRANSFEREE
(box for identifying number)

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(Please print or type name and address of assignee)

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________________________________________________Class  A Shares of beneficial  interest  represented  by the within
Certificate,  and do hereby  irrevocably  constitute and appoint  ___________________________  Attorney to transfer the said shares on the books of the within named Fund with full power of substitution in the premises.

Dated: ______________________

                                                     Signed: __________________________

                                                              -----------------------------------
                                                              (Both must sign if joint owners)

                                                     Signature(s) __________________________
                                                     guaranteed                 Name of Guarantor
                                                     by:               _____________________________
                                                                                Signature of
                                                                                Officer/Title

(text printed     NOTICE: The signature(s) to this assignment must vertically to right correspond with the name(s) as written upon the of above paragraph)
                  face of the certificate in every particular
                  without alteration or enlargement or any change
                  whatever.

(text printed in           Signatures must be guaranteed by a financial
box to left of             institution of the type described in the current
signature(s))              prospectus of the Fund.

PLEASE NOTE: This document contains a watermark OppenheimerFunds when viewed at an angle.
It is invalid without this
"four hands" watermark:  logotype

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                                     THIS SPACE MUST NOT BE COVERED IN ANY WAY

365_ShareCert_A-02.doc